Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2020
Cash and cash equivalents [abstract]
Cash and Cash Equivalents	CASH AND CASH EQUIVALENTS

	December 31,
	2020	2019
	US$ in millions
Cash at bank and on hand	$532	$585
Short-term bank deposits	329	1,886
	$861	$2,471

As at December 31, 2020 and 2019, the effective interest rates on short-term bank deposits ranged from 0.1% to 1.0% and 2.3% to 2.9%, respectively, per annum. These deposits have maturities ranging from 5 to 19 days and 12 to 61 days, respectively.
Cash and cash equivalents are measured at amortized costs and the carrying values of cash equivalents are their fair values as at December 31, 2020 and 2019. The estimated fair value of the Group’s cash and cash equivalents is based on level 1 inputs (quoted market prices in active markets). The maximum credit exposure of cash and cash equivalents of the Group as at December 31, 2020 and 2019 amounted to US$747 million and US$2,277 million, respectively.